EXHIBIT 32

SARBANES-OXLEY SECTION 906 CERTIFICATION

In connection with the quarterly report of Imperial Petroleum, Inc. (the “Company”) on Form 10-Q for the quarter ended April 30, 2010, Jeffrey T. Wilson hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the SARBANES - OXLEY Act of 2002, that to the best of his knowledge:

1. The quarterly report fully complies with the requirements of Section 13(a) of the Securities Act of 1934; and

2. The information contained in the quarterly report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: June 14, 2010	By:	/s/ Jeffrey T. Wilson
President & CEO